SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant                    [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-12

                           Forest Laboratories, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Carl C. Icahn
                            Dr. Alexander J. Denner
                              Dr. Richard Mulligan
                          Professor Lucian A. Bebchuk
                                Dr. Eric J. Ende
                                   Mayu Sris
                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

ON JULY 19, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ALEXANDER J. DENNER, DR. RICHARD MULLIGAN, PROFESSOR LUCIAN A. BEBCHUK, DR. ERIC J. ENDE, MAYU SRIS, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: STOCKHOLDERS CALL TOLLFREE: (800) 697-6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269-5550.

Consent of the author and publication has not been sought or obtained to use the material filed herewith as proxy soliciting material.

FOR IMMEDIATE RELEASE



                              READ THE ISS REPORT

                  CRITICAL OF FOREST LABS CORPORATE GOVERNANCE

                            VOTE THE GOLD PROXY CARD


New York, New York - August 10, 2011 - The Icahn Group announced today that Institutional Shareholder Services ("ISS"), one of the leading independent proxy voting advisory firms, has criticized Forest Labs for flawed corporate governance, the appearance of nepotism, share price performance and compensation practices. We think change is needed at Forest Labs and we urge you to use the GOLD proxy card to vote. We encourage you to read the ISS report and view our related presentation which can be found at http://www.fixforest.com.

In criticizing Forest Labs corporate governance, ISS makes the following points:

     "The image of the CEO sitting in on the ostensibly independent directors as they discuss whether or not to support him is uncomfortably close to that of a show trial: A THEATRICAL DEMONSTRATION OF POWER, with a pre-determined outcome, in which those with ostensible authority must first and foremost demonstrate their zealous personal loyalty to THE ONE WHO HOLDS REAL POWER."

     "All the subsequent protestations about personal integrity and independence RING A LITTLE HOLLOW, when the right course of action - calling an executive session to let the unaffiliated outside directors debate the issues in private, without any undue influence from insiders - was both an OBVIOUS AND EASY CHOICE. That the meeting appears to have been ORCHESTRATED FROM THE C-SUITE - the General Counsel, rather than the board's own outside advisors, apparently prepared and presented the materials which shaped the discussion - does not help matters."

     "If there was ever a moment for the independent directors to take matters into their own hands, this was it. That they FAILED TO DO SO - and perhaps even FAILED TO RECOGNIZE their own responsibility to do so - is DEEPLY WORRISOME."(Emphasis Added)
                 ---------------

ISS criticizes the appearance of nepotism in addition to highlighting corporate governance concerns:

     "However, the fact that the succession plan involves having a senior executive - presumably a candidate for the top job - report to his own father - who presumably has some influence in the matter - is ANOTHER BAD OMEN. SVP Solomon may in fact be the best candidate for the job, internally or externally: it is hard to know, if ALL HIS SENIOR LEVEL EXECUTIVE EXPERIENCE CAME AT THE FIRM HIS FATHER HAS BEEN RUNNING FOR FOUR DECADES. At a publicly-held company, succession planning should never be confused, visually or procedurally, with ESTABLISHING A DYNASTY."

     "Unaffiliated shareholders SHOULD BE CONCERNED about the degree to which the independent directors are truly independent of the long-serving Chairman and CEO. Among the RED FLAGS are these directors' apparent UNWILLINGNESS TO EXCLUDE THE CEO from high-stakes discussions - such as the company's response to threatened regulatory action against him individually
     - in which he is CLEARLY CONFLICTED, and their apparently easy acceptance of the FUNDAMENTAL CONFLICT involved in making the CEO's own son one of his direct reports." (Emphasis Added)
                        ---------------

On shareholder return, ISS notes:

     "... it is still clear that the company's MEAGER RETURNS to shareholders over the half decade leading up to the announcement of this proxy contest have been SUBSTANTIALLY OUTPACED not just by the specialty pharma peers, but even by a blended group of big and specialty pharma peers" (Emphasis Added)
      --------------

Additionally, ISS rated Forest Labs compensation practices as a "HIGH CONCERN."

ISS has said that "Despite these concerns about how attentive the incumbent directors have been to the practice and responsibility of director independence, we do not find, on balance, that the dissident has made a compelling case that change is needed at the board level." With all due respect to ISS, it is hard for us to understand, with all these problems, what else you need to make a compelling case. It seems to us that ISS themselves have made a compelling case to remove existing board members.

It is time for change. We strongly encourage all stockholders to vote for DENNER, MULLIGAN, ENDE and BEBCHUK on the GOLD proxy card.

If you have any questions or require any assistance in executing your proxy, please call our proxy solicitor, D.F. King & Co., Inc., at (800) 697-6975.


ON JULY 19, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ALEXANDER J. DENNER, DR. RICHARD MULLIGAN, PROFESSOR LUCIAN A. BEBCHUK, DR. ERIC J. ENDE, MAYU SRIS, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: STOCKHOLDERS CALL TOLL FREE: (800) 6976975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 2695550.

Consent of the author and publication has not been sought or obtained to use the material cited herein as proxy soliciting material.

Contact:  Susan  Gordon  (212)  702-4309